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  ===========================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 15, 1999

                         American Express Master Trust
                           (Issuer in respect of the
     6.60% Class A Accounts Receivable Trust Certificates, Series 1992-2, 5.375% Class A Accounts Receivable Trust Certificates, Series 1993-1, 7.60% Class A Accounts Receivable Trust Certificates, Series 1994-2, 7.85% Class A Accounts Receivable Trust Certificates, Series 1994-3,
  Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2 and the 5.90% Class A Accounts Receivable Trust Certificates, Series 1998-1)
----------------------------------------------------------------------------

               American Express Receivables Financing Corporation
                  Co-Originator of the Trust and a Transferor
                  -------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    33-47812
                                    33-49106
                                    33-67502
                                    33-81634
                                    333-51045
           Delaware                 000-21424                 13-3632012
           --------                 ---------                 ----------
(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)             File Numbers)            Identification No.)

200 Vesey Street, New York, New York                            10285
------------------------------------                            -----
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code         (212) 640-3975
--------------------------------------------------         --------------


                        American Express Centurion Bank
                  Co-Originator of the Trust and a Transferor
                  -------------------------------------------
             (Exact name of registrant as specified in its charter)

              Utah                  000-21424-01              11-2869526
              ----                  ------------              ----------
(State or other jurisdiction        (Commission              (IRS Employer
   of incorporation)               File Numbers)           Identification No.)

6985 Union Park Center, Midvale, Utah                           84047
-------------------------------------                           -----
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code         (801) 565-5000
--------------------------------------------------         --------------

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Item 5.  Other Events

        Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated January 8, 1999 for the Distribution Date occurring on January 15, 1999 and the preceding Due Period from November 28 through December 28, 1998 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1992-2, 1996-1, 1996-2 and 1998-1 occurring on January 15, 1999, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1 occurring on January 15, 1999, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.                       Description
-----------                       -----------

Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series 1992-2, 1996-1, 1996-2 and 1998-1, occurring on January 15, 1999.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3,
               1996-1, 1996-2 and 1998-1, occurring on January 15, 1999.

Exhibit 99.1 Monthly Servicer's Certificate dated January 8, 1999 for the Distribution Date occurring on January 15, 1999 and the preceding Due Period from November 28 through December 28, 1998 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.


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SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  January 15, 1999


                                              AMERICAN EXPRESS MASTER TRUST


                                              AMERICAN EXPRESS RECEIVABLES
                                              FINANCING CORPORATION,
                                              Transferor


                                              By:     /s/ Leslie R. Scharfstein
                                                      ------------------------
                                              Name:   Leslie R. Scharfstein
                                              Title:  Vice President





                                              AMERICAN EXPRESS CENTURION BANK,
                                              Transferor


                                              By:     /s/ Rhonda Halpern
                                                      -----------------------
                                              Name:   Rhonda Halpern
                                              Title:  Chief Financial Officer
                                                      and Treasurer

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                                  EXHIBIT INDEX
                                  -------------


Designation    Description                                              Page
-----------    -----------                                              ----

Exhibit 20.1   Payment Date Statements relating to interest               5
               distributions on the Class A Certificates, Series 1992-2, 1996-1, 1996-2 and 1998-1,
               occurring on January 15, 1999.

Exhibit 20.2   Payment Date Statements relating to interest              14
               distributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1,
               1996-2 and 1998-1 occurring on January 15, 1999.

Exhibit 99.1   Monthly Servicer's Certificate dated January 8, 1999      29
               for the Distribution Date occurring on January 15, 1999 and the preceding Due Period from November 28 through December 28, 1998 provided to The Bank of
               New York, as Trustee under the Agreement for the American Express Master Trust.